Exhibit 10.12

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Ver. EQ.9/9/02	TLO: ARS

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

AND

BIND BIOSCIENCES, INC.

EXCLUSIVE PATENT LICENSE AGREEMENT

TABLE OF CONTENTS

R E C I T A L S		1

1.	DEFINITIONS	2

2.	GRANT OF RIGHTS	6

3.	COMPANY DILIGENCE OBLIGATIONS	9

4.	ROYALTIES AND PAYMENT TERMS	11

5.	REPORTS AND RECORDS	15

6.	PATENT PROSECUTION	17

7.	INFRINGEMENT	19

8.	INDEMNIFICATION AND INSURANCE	20

9.	REPRESENTATIONS OR WARRANTIES	22

10.	ASSIGNMENT	22

11.	GENERAL COMPLIANCE WITH LAWS	23

12.	TERMINATION	24

13.	DISPUTE RESOLUTION	25

14.	CONFIDENTIAL INFORMATION	26

15.	MISCELLANEOUS	27

APPENDIX A		30

APPENDIX B		32

APPENDIX C		33

EXHIBIT A		34

EXHIBIT B		37

ii

Ver. EQ.9/9/02

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

EXCLUSIVE PATENT LICENSE AGREEMENT

This Agreement, effective as of the date set forth above the signatures of the parties below (the “EFFECTIVE DATE”), is between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation, with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139-4307 and BIND Biosciences, Inc. (“COMPANY”), a Delaware corporation, with a principal place of business at 101 Binney Street, Cambridge, MA 02142.

R E C I T A L S

WHEREAS, M.I.T. is the owner or joint owner of certain PATENT RIGHTS (as later defined herein) relating to:

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WHEREAS, because Robert S. Langer, who is an inventor of certain PATENT RIGHTS and is also a current employee of M.I.T., has acquired equity in COMPANY not resulting from this Agreement, the Conflict Avoidance Statement of Robert S. Langer is attached as Exhibit A hereto;

WHEREAS, because Robert S. Langer, who is an inventor of certain PATENT RIGHTS, has acquired equity in COMPANY not resulting from this Agreement, the Inventor/Author Acknowledgment of No Equity Distribution in M.I.T.’s institutional equity share of Robert S. Langer is attached as Exhibit B hereto;

WHEREAS, M.I.T. and Brigham and Women’s Hospital (hereinafter “BRIGHAM”) jointly own certain of the PATENT RIGHTS relating to [***] and have signed a Joint Invention Agreement dated as of June 30, 2007, that appoints the M.I.T. Technology Licensing Office as the sole and exclusive agent for licensing such PATENT RIGHTS;

WHEREAS, M.I.T., BRIGHAM, and the Gwangju Institute of Science & Technology (hereinafter “GIST”) jointly own certain of the PATENT RIGHTS relating to M.I.T. Case Number 12218, and are committed to signing a Joint Invention Agreement that appoints the M.I.T. Technology Licensing Office as the sole and exclusive agent for licensing such PATENT RIGHTS;

WHEREAS, Omid C. Farokhzad and [***], among others, are employees of BRIGHAM, but have performed experiments in the M.I.T. laboratory of Robert S. Langer, and are inventors of certain PATENT RIGHTS, have, with M.I.T.’s consent specifically for the cases in this Agreement, assigned only to BRIGHAM all of their respective rights in such PATENT RIGHTS;

WHEREAS, M.I.T. desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license thereunder;

WHEREAS, COMPANY has represented to M.I.T., to induce M.I.T. to enter into this Agreement, that COMPANY shall commit itself to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS so that public utilization shall result therefrom; and

WHEREAS, COMPANY desires to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, M.I.T. and COMPANY hereby agree as follows:

1. DEFINITIONS.

1.1 “AFFILIATE” shall mean any legal entity (such as a corporation, partnership, or limited liability company) that is controlled by COMPANY. For the purposes of this definition, the term “control” means (i) beneficial ownership of at least fifty percent (50%) of the voting

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securities of a corporation or other business organization with voting securities or (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities.

1.2 “CONFIDENTIAL INFORMATION” shall mean any confidential or proprietary information furnished by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) in connection with this Agreement, provided that such information is specifically designated as confidential. Such CONFIDENTIAL INFORMATION shall include, without limitation, any diligence reports furnished to M.I.T. under Section 3.1, royalty reports furnished to M.I.T. under Section 5.2 and copies of sublicenses furnished to M.I.T. under Section 2.4.

1.3 “CORPORATE PARTNER INCOME” shall mean any payments that COMPANY or an AFFILIATE receives from a non-SUBLICENSEE third party in consideration of COMPANY’S practice of the PATENT RIGHTS on behalf of such third party, except for (i) RESEARCH SUPPORT PAYMENTS, and (ii) payments made as consideration for debt or equity securities (excluding amounts in excess of the FAIR MARKET VALUE of such securities).

1.4 “DIAGNOSTIC LICENSED PRODUCT” shall mean any product used for a diagnostic purpose that, in whole or in part:

(i) absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(ii) is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

Any DIAGNOSTIC LICENSED PRODUCT that is also a THERAPEUTIC LICENSED PRODUCT will be treated as a THERAPEUTIC LICENSED PRODUCT for the purposes of this Agreement.

1.5 “DISEASE FIELD” shall mean a field specific to a class of diseases. Examples include, but are not limited to: (i) cancer; (ii) cardiovascular disease (atherosclerosis, congestive heart failure, etc.); (iii) immune/inflammatory disorders (rheumatoid arthritis, multiple sclerosis, inflammatory bowel disease, etc.); (iv) respiratory diseases (asthma, emphysema, central obstructive pulmonary disease, etc.); (v) central nervous system disorders (Alzheimer’s disease, Parkinson’s, etc.); and (vi) metabolic diseases (obesity, diabetes, etc.).

1.6 “EXCLUSIVE PERIOD” shall mean the period of time set forth in Section 2.3.

1.7 “FAIR MARKET VALUE” of a share of Common Stock or other security of COMPANY (a “SECURITY”) shall be the highest price per share that COMPANY could reasonably be expected to obtain from a willing buyer (not a current employee or director) for shares of such SECURITY sold by COMPANY, from authorized but unissued shares, as determined in good faith by the Board of Directors of COMPANY, unless COMPANY shall become subject to a merger, acquisition or other consolidation pursuant to which COMPANY is not the surviving party, in which case the current fair market value of a share of such SECURITY shall be deemed to be the value received by holders of such SECURITY for each share of such SECURITY pursuant to COMPANY’ s acquisition.

1.8 “FULLY FUNDED PROJECT” shall mean a development project for a specific LICENSED PRODUCT at a level of funding no less than [***] dollars ([***]) for the first [***] years of the project and [***] per year thereafter, ending upon the earlier to occur of [***].

1.9 “LICENSED PRODUCTS” shall mean REAGENT LICENSED PRODUCTS, THERAPEUTIC LICENSED PRODUCTS and DIAGNOSTIC LICENSED PRODUCTS.

1.10 “IND” shall mean an investigational new drug application (Form FDA 1571) or any successor form or foreign equivalent.

1.11 “LICENSED PROCESS” shall mean any process that, absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS or which uses a LICENSED PRODUCT.

1.12 “NDA” shall mean a new drug application (Form FDA 356h), or any successor form or foreign equivalent.

1.13 “NET SALES” shall mean the gross amount billed by COMPANY and its AFFILIATES and SUBLICENSEES for LICENSED PRODUCTS and LICENSED PROCESSES less the following:

(i) customary trade, quantity, or cash discounts to the extent actually allowed and taken;

(ii) amounts repaid or credited by reason of rejection or return;

(iii) to the extent separately stated on purchase orders, invoices, or other documents of sale, any taxes or other governmental charges levied on the production, sale, transportation, delivery, or use of a LICENSED PRODUCT or LICENSED PROCESS which is paid by or on behalf of COMPANY or any of its AFFILIATES or SUBLICENSEES; and

(iv) outbound transportation costs prepaid or allowed and costs of insurance in transit.

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by COMPANY and on its payroll, or for cost of collections. NET SALES shall occur on the earlier to occur of receipt of payment or ninety (90) days after the date of billing for a LICENSED PRODUCT or LICENSED PROCESS. If a LICENSED PRODUCT or LICENSED PROCESS is distributed at a discounted price that is substantially lower than the customary price charged by COMPANY, or distributed

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for non-cash consideration (whether or not at a discount), NET SALES shall be calculated based on the non-discounted amount of the LICENSED PRODUCT or LICENSED PROCESS charged to an independent third party during the same REPORTING PERIOD or, in the absence of such sales, on the fair market value of the LICENSED PRODUCT or LICENSED PROCESS.

Non-monetary consideration shall not be accepted by COMPANY, any AFFILIATE, or any SUBLICENSEE for any LICENSED PRODUCTS or LICENSED PROCESSES without the prior written consent of M.I.T.

NET SALES will be calculated only once with respect to each LICENSED PRODUCT or LICENSED PROCESS sold by COMPANY, any AFFILIATE and/or any SUBLICENSEE, even if such LICENSED PRODUCT or LICENSED PROCESS is sold more than once in the course of its transfer to the ultimate end-user. The foregoing notwithstanding, NET SALES will not include transfers among COMPANY and any AFFILIATE and/or SUBLICENSEE unless the recipient is the end-user.

1.14 “PATENT RIGHTS” shall mean:

(a) the United States and international patents listed on Appendix A;

(b) the United States and international patent applications and/or provisional applications listed on Appendix A (or resulting from invention disclosures listed there) and the resulting patents;

(c) any patent applications resulting from the provisional applications or invention disclosures listed on Appendix A, and any divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on Appendix A and of such patent applications that result from the provisional applications listed on Appendix A, to the extent the claims are directed to subject matter specifically described in the patent applications listed on Appendix A or resulting from the provisional applications or invention disclosures listed on Appendix A, and the resulting patents;

(d) any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (a), (b), and (c) above; and

(e) international (non-United States) patent applications filed after the EFFECTIVE DATE and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications, only to the extent the claims of such international patent applications are directed to subject matter specifically described in the patents or patent applications referred to in (a), (b), (c), and (d) above and claim a priority date of a patent application listed on in Appendix A (or resulting from invention disclosures listed there), and the resulting patents.

1.15 “REAGENT LICENSED PRODUCT” shall mean any product used primarily as a reagent for research or other non-therapeutic and non-diagnostic purpose that, in whole or in part:

(i) absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(ii) is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

1.16 “REPORTING PERIOD” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.17 “RESEARCH SUPPORT PAYMENTS” shall mean payments to COMPANY or an AFFILIATE that are expressly intended only to fund or pay for equipment, supplies, employees, consultants, research, products, or services, as indicated by their inclusion as specific line items in a written agreement between COMPANY or AFFILIATE and the party providing such payments.

1.18 “SUBLICENSE INCOME” shall mean any payments that COMPANY or an AFHLIATE receives from a SUBLICENSEE in consideration of the sublicense of the rights granted COMPANY and AFFILIATES under Section 2.1, including without limitation license fees, milestone payments, license maintenance fees, and other payments, but specifically excluding (i) royalties on NET SALES, (ii) RESEARCH SUPPORT PAYMENTS, and (iii) payments made as consideration for debt or equity securities (excluding amounts in excess of the FAIR MARKET VALUE of such securities).

1.19 “SUBLICENSEE” shall mean any non-AFFILIATE sublicensee of the rights granted COMPANY under Section 2.1.

1.20 “TERM” shall mean the term of this Agreement, which shall commence on the EFFECTIVE DATE and shall remain in effect until the expiration or abandonment of all issued patents and filed patent applications within the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of this Agreement.

1.21 “TERRITORY” shall mean world-wide.

1.22 “THERAPEUTIC LICENSED PRODUCT” shall mean any therapeutic product except therapeutic or prophylactic vaccines (which are specifically excluded from the definition of THERAPEUTIC LICENSED PRODUCT), used for a therapeutic purpose that, in whole or in part:

(i) absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(ii) is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

2. GRANT OF RIGHTS.

2.1 License Grants. Subject to the terms of this Agreement, M.I.T. hereby grants to COMPANY and its AFFILIATES for the TERM in the TERRITORY a royalty-bearing license under the PATENT RIGHTS to (i) develop, make, have made, use, sell, offer to sell, lease, and import THERAPEUTIC LICENSED PRODUCTS and DIAGNOSTIC LICENSED PRODUCTS in the DISEASE FIELDS; (ii) develop, make, have made, use, sell, offer to sell, lease, and import REAGENT LICENSED PRODUCTS; and (iii) develop and perform LICENSED PROCESSES, unless earlier terminated per the terms of this Agreement.

2.2 Limited-Term Option to License IMPROVEMENTS Dominated by Patent Rights.

(a) Subject to any obligations of M.I.T. to third parties, M.I.T. hereby grants to COMPANY an exclusive option to add to the PATENT RIGHTS of this Agreement M.I.T.’s (and not BRIGHAM’S) patent rights in inventions conceived and reduced to practice: (i) before [***]; (ii) dominated by the PATENT RIGHTS licensed under this Agreement on the EFFECTIVE DATE and (iii) arising from research performed solely in the laboratory of Robert S. Langer, and (iv) directly related to a FULLY FUNDED PROJECT as of, or within four (4) months of, COMPANY’S being provided a copy of the related invention disclosure form by M.I.T (such invention, an “IMPROVEMENT”). COMPANY will pay M.I.T. a fee of [***] for each patent or patent application so added to this Agreement. Such option shall not include BRIGHAM’s ownership rights in IMPROVEMENTS.

(b) Within [***] days after the Technology Licensing Office of M.I.T (the “TLO”) receives disclosure of an IMPROVEMENT, the TLO shall notify COMPANY in writing of the IMPROVEMENT, furnishing COMPANY a copy of the invention disclosure and any related patent application, however, the TLO shall be under no obligation to file patent applications for any IMPROVEMENT unless COMPANY exercises its option with respect to such IMPROVEMENT. COMPANY may exercise its option to obtain a license to patent rights on such IMPROVEMENT by notifying M.I.T. thereof in writing within [***] months after receipt of the disclosure for such IMPROVEMENT. If COMPANY does not exercise its option within such four-month period, M.I.T. shall be free to license patent rights to such IMPROVEMENT to others.

(c) Upon COMPANY’s exercise of such right, Appendix A shall be deemed to have been amended to add the invention disclosure (and any related patent applications) covering such IMPROVEMENT, and such IMPROVEMENT and any resulting patent applications and patents shall thereafter be included in PATENT RIGHTS for all purposes of this Agreement. M.I.T. shall provide COMPANY with an updated Appendix A for its records.

(d) In the event that BRIGHAM and M.I.T. are joint owners of an IMPROVEMENT and COMPANY duly exercises its option in accordance with this Section 2.2, then COMPANY would have non-exclusive rights to such IMPROVEMENT until such time, if any, that it negotiated an exclusive license to such IMPROVEMENT from BRIGHAM.

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2.3 Exclusivity. In order to establish an exclusive period for COMPANY and its AFFILIATES, M.I.T. agrees that it shall not grant any other license under the PATENT RIGHTS to develop, make, have made, use, sell, offer to sell, lease or import THERAPEUTIC LICENSED PRODUCTS or DIAGNOSTIC LICENSED PRODUCTS or to develop or perform LICENSED PROCESSES in the DISEASE FIELDS in the TERRITORY, unless earlier terminated per the terms of this Agreement.

The above notwithstanding, such exclusivity is limited by the following:

(a) The grant to [***] is non-exclusive;

(b) Although REAGENT LICENSED PRODUCTS are not included in this Section 2.3, if COMPANY files an IND for a THERAPEUTIC LICENSED PRODUCT, M.I.T agrees that COMPANY shall have the exclusive right to develop make, have made, use, sell, offer to sell, lease or import such product as a REAGENT LICENSED PRODUCT, subject to any rights of third parties with respect to such REAGENT LICENSED PRODUCT at the time of the filing of such IND; and

(c) As provided in Section 2.2(d).

(d) For clarification, until M.I.T., BRIGHAM and GIST have executed between them the Joint Invention Agreement regarding [***], M.I.T. can agree that it shall not grant any other license under the PATENT RIGHTS for this case, but it cannot offer such a grant on behalf of BRIGHAM and GIST.

2.4 Sublicenses. COMPANY shall have the right to grant sublicenses of its rights under Section 2.1 only during the EXCLUSIVE PERIOD. Such sublicenses may extend past the expiration date of the EXCLUSIVE PERIOD, but any exclusivity of such sublicense shall expire upon the expiration of the EXCLUSIVE PERIOD. COMPANY shall incorporate terms and conditions into its sublicense agreements sufficient to enable COMPANY to comply with this Agreement. Such terms shall include, without limitation, insurance and indemnification provisions. COMPANY shall promptly furnish M.I.T. with a fully signed photocopy of any sublicense agreement. Upon termination of this Agreement for any reason, any SUBLICENSEE not then in default shall have the right to seek a license from M.I.T. M.I.T. agrees to negotiate such licenses in good faith under reasonable terms and conditions.

2.5 U.S. Manufacturing. To the extent required to satisfy 35 U.S.C. § 204, COMPANY agrees that any LICENSED PRODUCTS used or sold in the United States will be manufactured substantially in the United States.

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2.6 Retained Rights.

(a) M.I.T., BRIGHAM, and GIST. M.I.T., BRIGHAM, and GIST retain the right to practice under the PATENT RIGHTS for research, teaching, and educational purposes.

(b) Federal Government. COMPANY acknowledges that the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any PATENT RIGHTS as set forth in 35 U.S.C. §§ 201-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

(c) University of Santiago De Compostela. University of Santiago De Compostela retains a perpetual non-exclusive right to practice the PATENT RIGHTS for M.I.T. Case No. 6271 for the purpose of conducting work in connection with its grant “Surface modified nanostructures as delivery vehicles for transmucosal vaccination” (principal investigator Maria Alonso).

(d) DuPont. DuPont retains a perpetual non-exclusive right to practice the intellectual property associated with case [***]. M.I.T interprets its agreement with DuPont to provide that DuPont may not sublicense such right or assign such right without M.I.T.’s consent, and M.I.T. shall not provide any such consent without the prior approval of COMPANY.

(e) Non-Assert. COMPANY (including its AFFILIATES and SUBLICENSEES) and M.I.T. agree that the PATENT RIGHTS shall not be asserted against not- for-profit research institutions for use on research funded by the institutions themselves, by not- for-profit foundations, by the Howard Hughes Medical Institute, by any state government, or by the Federal Government.

2.7 No Additional Rights. Subject to Section 2.2, nothing in this Agreement shall be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology or patent rights of M.I.T. or any other entity other than the PATENT RIGHTS, regardless of whether such technology or patent rights shall be dominant or subordinate to any PATENT RIGHTS.

3. COMPANY DILIGENCE OBLIGATIONS.

3.1 Diligence Requirements. COMPANY shall use diligent efforts, or shall cause its AFFILIATES and SUBLICENSEES to use diligent efforts, to develop one or more LICENSED PRODUCTS and to introduce one or more LICENSED PRODUCTS into the commercial market; thereafter, COMPANY or its AFFILIATES or SUBLICENSEES shall make LICENSED PRODUCTS reasonably available to the public. Specifically, COMPANY or AFFILIATE or SUBLICENSEE shall fulfill the following obligations:

(a) Within [***] months after the EFFECTIVE DATE, COMPANY shall furnish M.I.T. with a written research and development plan describing the major tasks to be achieved in order to bring to market a LICENSED PRODUCT, specifying the number of staff and other resources to be devoted to such commercialization effort.

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(b) Within sixty (60) days after the end of each calendar year, COMPANY shall furnish M.I.T. with a written report (consistent with Section 5.1(a)) on the progress of its efforts during the immediately preceding calendar year to develop and commercialize LICENSED PRODUCTS. The report shall also contain a discussion of intended efforts and sales projections for the year in which the report is submitted.

(c) COMPANY shall raise at least [***] dollars ([***]) by [***] from a corporate collaborative agreement(s) and/or the sale of Company’s equity securities for its own account.

(d) In the aggregate, COMPANY shall raise at least [***] dollars [***] by [***] from a combination of one or more of the following: (i) the sale of COMPANY’s equity securities for its own account, (ii) research and development funds, license fees and/or other payments from corporate partners, AFFILIATES or SUBLICENSEES and (iii) grants from government and non-government sources.

(e) COMPANY or an AFFILIATE or SUBLICENSEE shall begin and continue a FULLY FUNDED PROJECT relating to any disease in any DISEASE FIELD within two (2) years after the EFFECTIVE DATE.

(f) COMPANY or an AFFILIATE or SUBLICENSEE shall begin and continue a FULLY FUNDED PROJECT relating to a second disease in any DISEASE FIELD (including the DISEASE FIELD funded in Section 3.1 (d)) within [***] years after the EFFECTIVE DATE.

(g) If, at any time following [***] years after the EFFECTIVE DATE, M.I.T. or COMPANY receives a serious inquiry from a commercial entity seeking a license under the PATENT RIGHTS to develop and commercialize a THERAPEUTIC LICENSED PRODUCT in a DISEASE FIELD for which COMPANY has not either (i) begun and continued a FULLY FUNDED PROJECT relating to any disease in such DISEASE FIELD or (ii) executed an agreement with a SUBLICENSEE or AFFILIATE that commits COMPANY or the SUBLICENSEE or AFFILIATE to develop a THERAPEUTIC LICENSED PRODUCT for a disease in such DISEASE FIELD, then the party receiving such inquiry will notify the other party (an “Disease Field Inquiry Notice”). Within [***] months after the date of a Disease Field Inquiry Notice, COMPANY or its AFFILIATES or SUBLICENSEES may (I) begin and continue a FULLY FUNDED PROJECT relating to any disease in such DISEASE FIELD, (II) demonstrate to M.I.T. that the THERAPEUTIC LICENSED PRODUCT proposed by such third party would likely be competitive within that DISEASE FIELD with a ‘THERAPEUTIC LICENSED PRODUCT for which COMPANY or its AFFILIATES or SUBLICENSEES has already begun a FULLY FUNDED PROJECT or (III) enter into a sublicense agreement with such third party. If

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COMPANY does not perform any of the foregoing three actions within [***] months after the date of a Disease Field Inquiry Notice, then M.I.T. may grant a license to such third party and, upon the effective date of such license, that DISEASE FIELD will be removed from this Agreement. Such removal will not affect the remaining terms of this Agreement.

(h) If, at any time following [***] years after the EFFECTIVE DATE, M.I.T. or COMPANY receives a serious inquiry from a commercial entity seeking a license under certain PATENT RIGHTS, or seeking a license for patent rights not licensed to COMPANY but owned by M.I.T. and dominated by certain PATENT RIGHTS, to develop and commercialize a LICENSED PRODUCT, and COMPANY has not either (i) begun and continued a FULLY FUNDED PROJECT that reasonably requires such PATENT RIGHTS or (ii) executed an agreement with a SUBLICENSEE or AFFILIATE that commits COMPANY or the SUBLICENSEE or AFFILIATE to develop a LICENSED PRODUCT that reasonably requires such PATENT RIGHTS, then the party receiving such inquiry will notify the other party (a “Patent Rights Inquiry Notice”). Within [***] months after the date of a Patent Rights Inquiry Notice, COMPANY or its AFFILIATES or SUBLICENSEES may (I) begin and continue a FULLY FUNDED PROJECT that reasonably requires such PATENT RIGHTS, (II) demonstrate to M.I.T. that the LICENSED PRODUCT proposed by such third party would likely be competitive with a LICENSED PRODUCT for which COMPANY or its AFFILIATES or SUBLICENSEES has already begun a FULLY FUNDED PROJECT or (III) enter into a sublicense agreement with such third party. If COMPANY does not perform any of the foregoing three actions within [***] months after the date of a Patent Rights Inquiry Notice, then M.I.T. may grant a license to such third party and, upon the effective date of such license, COMPANY’s rights to such PATENT RIGHTS shall be terminated. Removal of PATENT RIGHTS from this Agreement pursuant to this Section will not affect any of the other terms of this Agreement.

(i) COMPANY or an AFFILIATE or SUBLICENSEE shall file an IND for a LICENSED PRODUCT within [***] years after the EFFECTIVE DATE.

(j) COMPANY or an AFFILIATE or SUBLICENSEE shall file an NDA for a LICENSED PRODUCT within [***] years after the EFFECTIVE DATE.

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.1, then M.I.T. may treat such failure as a material breach in accordance with Section 12.4(b). The removal of a DISEASE FIELD(s) from this Agreement will not affect the remaining terms of this Agreement.

4. ROYALTIES AND PAYMENT TERMS.

4.1 Consideration for Grant of Rights.

(a) License Issue Fee. COMPANY shall pay to M.I.T. a license issue fee of forty thousand dollars ($40,000). This payment is nonrefundable.

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(b) License Maintenance Fees. COMPANY shall pay to M.I.T. the following license maintenance fees on the dates set forth below:

January 1, 2008 and January 1, 2009	$15,000;

January 1, 2010 and January 1, 2011	$25,000;

January 1, 2012 and January 1, 2013	$35,000;

Each January 1 thereafter, until the first commercial sale by COMPANY or an AFFILIATE or SUBLICENSEE	$50,000; and

Each January 1 after the first commercial sale by COMPANY or an AFFILIATE or SUBLICENSEE	$75,000.

This annual license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES earned during the same calendar year, if any. License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

(c) Running Royalties. COMPANY shall pay to M.I.T. a running royalty of [***] of NET SALES of LICENSED PRODUCTS. Running royalties shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within [***] days of the end of each REPORTING PERIOD.

(d) Sharing of SUBLICENSE INCOME. COMPANY shall pay M.I.T. a percentage of all SUBLICENSE INCOME received by COMPANY or AFFILIATES from all SUBLICENSEES according to the schedule below. For sublicenses executed:

(i) Prior to [***] of EFFECTIVE DATE: [***];

(ii) After [***] of EFFECTIVE DATE and before first [***];

(iii) After [***];

(iv) After [***].

Such amounts shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within [***] days of the end of each REPORTING PERIOD.

(e) Sharing of CORPORATE PARTNER INCOME. COMPANY shall pay M.I.T. [***] of all CORPORATE PARTNER INCOME received by COMPANY or AFFILIATES; provided, however, that no amount shall be payable to M.I.T. with respect to the [***] of payments from such non-SUBLICENSEE third parties received by COMPANY or AFFILIATE after the EFFECTIVE DATE.

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(f) Milestone Payments. COMPANY shall pay to M.I.T. the following milestone payments upon first achievement of the following milestones whether by COMPANY or its AFFILIATES or SUBLICENSEES:

(i) a [***] dollars ([***]) upon [***];

(ii) a [***] dollars ([***]) upon [***];

(iii) [***] dollars ([***]) upon [***]; and

(iv) [***] upon the [***].

(g) No Multiple Royalties. If the manufacture, use, lease, or sale of any LICENSED PRODUCT or the performance of any LICENSED PROCESS is covered by more than one of the PATENT RIGHTS, multiple royalties shall not be due.

(h) Equity.

(i) Initial Grant. COMPANY shall issue a total of 293,338 shares (the “Shares”) of Common Stock of COMPANY, $0.0001 par value per share (“Common Stock”), to M.I.T. and those individuals listed on Appendix C (the “M.I.T. Holders”), BRIGHAM and GIST, in the amounts specified in Appendix C; provided, however, that each of M.I.T., BRIGHAM and GIST and each M.I.T. Holder (collectively, the “Shareholders” and individually, each a “Shareholder”), shall execute (I) an investment letter in a form mutually agreeable to M.I.T. and COMPANY; and (II) a First Amendment to Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit C (the “ROFR and Co-Sale Agreement”). Such issuance shall be recorded on the Stock Transfer Ledger of COMPANY on the EFFECTIVE DATE and the Shares shall be delivered to each Shareholder within thirty (30) days after the EFFECTIVE DATE. COMPANY agrees that the joinder agreement that binds BRIGHAM to the ROFR and Co-Sale Agreement shall provide that BRIGHAM shall not be bound by Section 7 (Co-Sale) thereof.

COMPANY represents to M.I.T. that, as of the EFFECTIVE DATE, the aggregate number of Shares equals four percent (4%) of the COMPANY’s issued and outstanding Common Stock calculated on a “Fully Diluted Basis.” For purposes of this Section 4.1(h), “Fully Diluted Basis” shall mean that the total number of issued and outstanding shares of COMPANY’s Common Stock shall be calculated to include conversion of all issued and outstanding securities then convertible into common stock, the exercise of all then outstanding options and warrants to purchase shares of common stock, whether or not then exercisable, and shall assume the issuance or grant of all securities reserved for issuance pursuant to any COMPANY stock or stock option plan in effect on the date of the calculation.

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(ii) Anti-Dilution Protection. COMPANY shall issue additional shares of Common Stock to each Shareholder pro rata, such that their ownership (collectively) of outstanding Common Stock shall not fall below [***] percent ([***]%) on a Fully Diluted Basis, as calculated after giving effect to the anti-dilutive issuance. Such issuances shall continue until COMPANY shall have received, since the date of its incorporation, a total of [***] Dollars ($[***]) in cash in exchange for COMPANY’s capital stock (the “Funding Threshold”). Thereafter, no additional shares shall be due to any Shareholder pursuant to this Section.

(iii) Participation in Future Private Equity Offerings. On the EFFECTIVE DATE, the COMPANY shall amend its Investors’ Rights Agreement to add M.I.T., BRIGHAM and GIST (but not M.I.T. Holders) as a “Purchaser” for purposes of Section 2 thereof (Participation Rights) with respect to offerings of New Securities (as defined therein) after the date of the [***]. An amendment to the Investors’ Rights Agreement is attached hereto as Exhibit D (the “Investors’ Rights Agreement”). M.I.T., BRIGHAM and GIST shall agree to be bound by the terms and conditions of the Investors’ Rights Agreement insofar as they relate to Section 2 thereof. The Participation Rights granted to M.I.T., BRIGHAM and GIST pursuant to the Investors’ Rights Agreement shall terminate in accordance with Section 2 of the Investors’ Rights Agreement.

(iv) Adjustments for Certain Dilutive Financings. After the date of the Funding Threshold (the “Funding Threshold Date”), if COMPANY issues shares of Common Stock, or any equity security exercisable for or convertible into Common Stock, such that the price per share of COMPANY’s Common Stock is less than the Institution Share Price (as defined below) (a “Dilutive Issuance”), then immediately following such Dilutive Issuance, COMPANY shall issue to M.I.T., BRIGHAM and GIST, pro rata based on their shares then outstanding, shares of Common Stock such that the Institution Share Number (as defined below) equals the product obtained by multiplying the Institution Share Number in effect immediately before the Dilutive Issuance by the Adjustment Fraction defined below. The Institution Share Price in effect immediately after the Dilutive Issuance shall be adjusted to equal the result obtained by dividing the Institution Share Price in effect immediately before the Dilutive Issuance by the Adjustment Fraction defined below.

The Adjustment Fraction equals:	(A + C	)
	(A + B	)

where:

A = the number of shares of Common Stock issued and outstanding on a Fully Diluted Basis immediately prior to the Dilutive Issuance

B = the number of shares of Common Stock that could be purchased at the Institution Share Price immediately prior to the Dilutive Issuance using the aggregate consideration received by COMPANY in connection with the Dilutive Issuance

C = the number of shares of Common Stock or of a security exercisable for or convertible into Common Stock issued, on a Fully Diluted Basis, pursuant to the Dilutive Issuance

In addition, the following definitions shall apply to this Section 4.1(h)(iv):

“Institution Share Number” shall mean the cumulative number of shares of COMPANY’s Common Stock that M.I.T., BRIGHAM and GIST own on the date of the Dilutive Issuance, as adjusted from time to time pursuant to this Section. Notwithstanding the foregoing, any shares of Common Stock acquired by M.I.T., BRIGHAM or GIST pursuant to Section 4.1(h)(iii) shall not be included in the Institution Share Number.

“Institution Share Price” shall mean the value per share of the shares of Common Stock included in the Institution Share Number, as adjusted from time to time pursuant to this Section. For purposes of this Section, the initial Institution Share Price to be used in an adjustment resulting from the first Dilutive Issuance to occur after the Funding Threshold Date shall be the Fair Market Value per share of the Common Stock of COMPANY effective on the Funding Threshold Date.

All rights granted to M.I.T., BRIGHAM and GIST pursuant to this Section 4.1(h)(iv) shall terminate immediately prior to a firm commitment for a underwritten public offering of Common Stock resulting in gross proceeds to COMPANY of at least $10 million.

Notwithstanding the foregoing, the parties agree that an issuance of a security by COMPANY that qualifies as an exception to the definition of “New Securities” as set forth in the Investors’ Rights Agreement (as the same may be amended from time to time) shall not be a “Dilutive Issuance” for purposes of this Agreement.

(v) “Piggy-Back” Registration Rights. On the EFFECTIVE DATE, COMPANY shall amend its Investors’ Rights Agreement to add BRIGHAM (but not M.I.T., M.I.T. Holders or GIST) as a “Holder” for purposes of Section 3.3 thereof (Piggy-Back Registration Rights); provided, however, that BRIGHAM’s rights thereunder shall be subordinate and junior to the rights of the Series A Holders and Founders (each as defined in the Investors’ Rights Agreement). This amendment is set forth in the Investors’ Rights Agreement

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attached hereto as Exhibit D. BRIGHAM shall agree to be bound by the terms and conditions of the Investors’ Rights Agreement insofar as they relate to Section 3.3 thereof. The Piggy-Back Registration Rights granted to BRIGHAM pursuant to the Investors’ Rights Agreement shall terminate in accordance with Section 3.13 thereof.

4.2 Payments.

(a) Method of Payment. All payments under this Agreement should be made payable to “Massachusetts Institute of Technology” and sent to the address identified in Section 15.1. Each payment should reference this Agreement and identify the obligation under this Agreement that the payment satisfies.

(b) Payments in U.S. Dollars. All payments due under this Agreement shall be drawn on a United States bank and shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the Wall Street Journal) [***]. Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of NET SALES.

(c) Late Payments. Any payments by COMPANY that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at two percentage points above the Prime Rate of interest as reported in the Wall Street Journal on the date payment is due.

5. REPORTS AND RECORDS.

5.1 Frequency of Reports.

(a) Before First Commercial Sale. Prior to the first commercial sale of any LICENSED PRODUCT or first commercial performance of any LICENSED PROCESS, COMPANY shall deliver reports to M.I.T. annually, within [***] days of the end of each calendar year, containing information concerning the immediately preceding calendar year, as further described in Section 5.2.

(b) Upon First Commercial Sale of a LICENSED PRODUCT or Commercial Performance of a LICENSED PROCESS. COMPANY shall report to M.I.T. the date of first commercial sale of a LICENSED PRODUCT and the date of first commercial performance of a LICENSED PROCESS within [***] days of occurrence in each country.

(c) After First Commercial Sale. After the first commercial sale of a LICENSED PRODUCT or first commercial performance of a LICENSED PROCESS, COMPANY shall deliver reports to M.I.T. within [***] days of the end of each REPORTING PERIOD, containing information concerning the immediately preceding REPORTING PERIOD, as further described in Section 5.2.

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5.2 Content of Reports and Payments. Each report delivered by COMPANY to M.I.T. shall contain at least the following information for the immediately preceding REPORTING PERIOD:

(i) the number of LICENSED PRODUCTS sold, leased or distributed by COMPANY, its AFFILIATES and SUBLICENSEES to independent third parties in each country, and, if applicable, the number of LICENSED PRODUCTS used by COMPANY, its AFFILIATES and SUBLICENSEES in the provision of services in each country;

(ii) a description of LICENSED PROCESSES performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country as may be pertinent to a royalty accounting hereunder;

(iii) the gross price charged by COMPANY, its AFFILIATES and SUBLICENSEES for each LICENSED PRODUCT and, if applicable, the gross price charged for each LICENSED PRODUCT used to provide services in each country; and the gross price charged for each LICENSED PROCESS performed by COMPANY, its AFFILIATES and SUBLICENSEES in each country;

(iv) calculation of NET SALES for the applicable REPORTING PERIOD in each country, including a listing of applicable deductions;

(v) total royalty payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion;

(vi) the amount of SUBLICENSE INCOME and CORPORATE PARTNER INCOME received by COMPANY from each SUBLICENSEE and CORPORATE PARTNER and the amount due to M.I.T. from such SUBLICENSE INCOME and CORPORATE PARTNER INCOME, including an itemized breakdown of the sources of income comprising the SUBLICENSE INCOME and CORPORATE PARTNER INCOME; and

(vii) the number of sublicenses entered into for the PATENT RIGHTS, LICENSED PRODUCTS and/or LICENSED PROCESSES.

If no amounts are due to M.I.T. for any REPORTING PERIOD, the report shall so state.

5.3 Financial Statements.

(a) On or before the [***] day following the close of COMPANY’s fiscal year, COMPANY shall provide M.I.T. with COMPANY’s financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement, certified by COMPANY’s treasurer or chief financial officer or by an independent auditor.

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(b) On the EFFECTIVE DATE, the COMPANY shall amend its Investors’ Rights Agreement to add BRIGHAM as a “Purchaser” for purposes of Section 1.1 thereof (Financial Statements). This amendment is set forth in the Investors’ Rights Agreement attached hereto as Exhibit D. BRIGHAM shall agree to be bound by the terms and conditions of the Investors’ Rights Agreement insofar as they relate to Section 1 thereof. The information rights granted to BRIGHAM pursuant to the Investors’ Rights Agreement shall terminate in accordance with Section 1.6 thereof.

5.4 Records. COMPANY shall maintain, and shall cause its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to M.I.T. in relation to this Agreement, which records shall contain sufficient information to permit M.I.T. to confirm the accuracy of any reports delivered to M.I.T. and compliance in other respects with this Agreement. The relevant party shall retain such records for at least five (5) years following the end of the calendar year to which they pertain, during which time M.I.T., or M.I.T.’s appointed agents, shall have the right, at M.I.T.’s expense, to inspect such records during normal business hours, upon at least five (5) business days prior notice, to verify any reports and payments made or compliance in other respects under this Agreement. In the event that any audit performed under this Section reveals an underpayment in excess of [***], COMPANY shall bear the full cost of such audit and shall remit any amounts due to M.I.T. within thirty (30) days of receiving notice thereof from M.I.T.

5.5 Board Meeting Updates. COMPANY agrees to meet or speak with a representative of Brigham’s Office of Corporate Sponsored Research and Licensing within [***] days of each meeting of COMPANY’s Board of Directors to provide an update to such representative.

6. PATENT PROSECUTION.

6.1 Responsibility for PATENT RIGHTS. M.I.T. shall prepare, file, prosecute, and maintain all of the PATENT RIGHTS. COMPANY shall have reasonable opportunities to advise M.I.T. and shall cooperate with M.I.T. in such filing, prosecution and maintenance. Without limiting the generality of the foregoing, M.I.T. shall provide COMPANY with copies of all patent applications and other related material submissions and correspondence with any patent authorities relating to the PATENT RIGHTS and shall provide COMPANY a reasonable period of time to review and comment on such materials (assuming M.I.T. has itself received such documents in time to provide such reasonable notice). M.I.T. shall accept and effect any comments from COMPANY relating to the PATENT RIGHTS unless M.I.T. reasonably determines that the acceptance of such comments would materially impair the rights of M.I.T. or any other licensee. In the event COMPANY desires to abandon any claim of any patent or patent application or any patent or patent application within the PATENT RIGHTS, COMPANY shall provide M.I.T. with at least [***] days prior written notice of such intended abandonment or decline of responsibility, and the right to prepare, file, prosecute, and maintain the relevant

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PATENT RIGHTS, at M.I.T.’s expense, shall revert to M.I.T. In such event, such M.I.T. paid- for rights shall be removed from the definition of PATENT RIGHTS under this Agreement and the licenses granted to COMPANY and its AFFILIATES as to such rights shall terminate.

6.2 International (non-United States) Filings. Appendix B is a list of countries in which patent applications corresponding to the United States patent applications listed in Appendix A shall be prepared, filed, prosecuted, and maintained. Appendix B may be amended by mutual agreement of COMPANY and M.I.T.

6.3 Payment of Expenses Incurred After the EFFECTIVE DATE. Payment of all reasonable fees and costs, including attorney’s fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS and incurred after the EFFECTIVE DATE shall be the responsibility of COMPANY. COMPANY shall reimburse all amounts due pursuant to this Section 6.3 within [***] days of invoicing; late payments shall accrue interest pursuant to Section 4.2(c). In all instances, M.I.T. shall pay the fees prescribed for large entities to the United States Patent and Trademark Office. If one or more third parties obtains an option or license to one or more of the cases covered by this license, then the patent prosecution and maintenance expenses for the applicable cases (optioned or licensed in the same country or geographic region) will be split equally among COMPANY and such third parties going forward.

6.4 Payment of Expenses Incurred Prior to the EFFECTIVE DATE. Payment of all reasonable fees and costs, including attorneys’ fees, relating to the filing, prosecution and maintenance of the PATENT RIGHTS not yet reimbursed by other parties and incurred prior to the EFFECTIVE DATE, shall be the responsibility of COMPANY. As of May 30, 2007, the amount billed M.I.T. for such patent-related fees and costs is approximately [***] dollars and [***]. The above notwithstanding, COMPANY shall be responsible for only [***] dollars ([***]) of pre-EFFECTIVE DATE patent costs for [***]. COMPANY shall reimburse all amounts due pursuant to this Section in three equal payments, due on the [***], and [***] anniversaries of the EFFECTIVE DATE respectively. Late payments shall accrue interest pursuant to Section 4.2(c).

6.5 Attorney Used for Patent Prosecution. COMPANY has expressed to M.I.T. that it may wish to change the attorney(s) currently used for patent prosecution to attorney(s) mutually acceptable to M.I.T. and COMPANY, and furthermore, that it may request that prosecution of both the PATENT RIGHTS and the prosecution of COMPANY’s intellectual property be handled by the firm of such attorney(s). Assuming that (i) such firm is not representing and has not represented the COMPANY in any other capacity and (ii) M.I.T., COMPANY, and such firm execute a joint representation letter agreement mutually acceptable to the parties, M.I.T. shall not unreasonably reject such a request. Among other items, such firm shall be required to state in the joint representation letter that (i) such firm does not know of or reasonably foresee any reason that its representation of COMPANY will adversely affect it representation of MIT; (ii) if any matter does arise between MIT and COMPANY that might cause such firm to take a position adverse to MIT or COMPANY, such firm will withdraw from representing either party in connection with that matter; and (iii) such firm shall maintain the confidentiality of any

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information either COMPANY or M.I.T. shares with the firm during the course of the separate representations and that the confidential information of each party shall remain confidential and shall not in any way be disclosed to or used on the other party’s behalf.

7. INFRINGEMENT.

7.1 Notification of Infringement. Each party agrees to provide written notice to the other party promptly after becoming aware of any infringement of the PATENT RIGHTS.

7.2 Right to Prosecute Infringements.

(a) COMPANY Right to Prosecute. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in a DISEASE FIELD in the TERRITORY, COMPANY, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of the PATENT RIGHTS in such DISEASE FIELD in the TERRITORY, subject to Sections 7.4 and 7.5. If required by law, M.I.T., BRIGHAM, or GIST shall permit any action under this Section to be brought in its name, including being joined as a party-plaintiff, provided that COMPANY shall hold M.I.T., BRIGHAM, and GIST harmless from, and indemnify M.I.T., BRIGHAM, and GIST against, any costs, expenses, or liability that M.I.T., BRIGHAM, or GIST may incur in connection with such action.

Prior to commencing any such action, COMPANY shall consult with M.I.T. and shall consider the views of M.I.T. regarding the advisability of the proposed action and its effect on the public interest. COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without the prior written consent of M.I.T.

(b) M.I.T. Right to Prosecute. In the event that COMPANY has been unsuccessful in persuading the alleged infringer to desist and has not initiated an infringement action within a reasonable time after COMPANY first becomes aware of the basis for such action, and if COMPANY continues to be unsuccessful in persuading the alleged infringer to desist and continues not to initiate an infringement action within thirty (30) days after written notice from M.I.T. that M.I.T. intends to exercise its rights under this Section, then M.I.T. shall have the right, at its sole discretion, to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to M.I.T.

7.3 Declaratory Judgment Actions. In the event that a declaratory judgment action is brought against M.I.T. or COMPANY by a third party alleging invalidity, unenforceability, or non-infringement of the PATENT RIGHTS, M.I.T., at its option, shall have the right within twenty (20) days after commencement of such action to take over the sole defense of the action at its own expense. If M.I.T. does not exercise this right, and assuming that COMPANY is still the sole licensee of the PATENT RIGHTS, COMPANY may take over the sole defense of the action at COMPANY’s sole expense, subject to Sections 7.4 and 7.5.

7.4 Offsets. COMPANY may offset a total of [***] of any expenses incurred under Sections 7.2 and 7.3 against any payments due to M.I.T. under Article 4, provided that in no event shall such payments under Article 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [***] in any REPORTING PERIOD, it being understood that any expenses which COMPANY is prevented by the foregoing proviso from offsetting in any REPORTING PERIOD may be carried forward and offset in one or more subsequent REPORTING PERIODS (applying the foregoing proviso, including the cap, in each subsequent REPORTING PERIOD).

7.5 Recovery. Any recovery obtained in an action brought by COMPANY under Sections 7.2 or 7.3 shall be distributed as follows: (i) each party shall be reimbursed for any expenses incurred in the action (including the amount of any royalty or other payments withheld from M.I.T. as described in Section 7.4), (ii) as to ordinary damages, COMPANY shall receive an amount equal to its lost profits or a reasonable royalty on the infringing sales, or whichever measure of damages the court shall have applied, and COMPANY shall pay to M.I.T. based upon such amount a reasonable approximation of the royalties and other amounts that COMPANY would have paid to M.I.T. if COMPANY had sold the infringing products, processes and services rather than the infringer, and (iii) as to special or punitive damages, the parties shall share equally in any award.

7.6 Cooperation. Each party agrees to cooperate in any action under this Article which is controlled by the other party, provided that the controlling party reimburses the cooperating party promptly for any costs and expenses incurred by the cooperating party in connection with providing such assistance.

7.7 Right to Sublicense. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS in a DISEASE FIELD in the TERRITORY, COMPANY shall have the sole right to sublicense any alleged infringer in that DISEASE FIELD in the TERRITORY for future use of the PATENT RIGHTS in accordance with the terms and conditions of this Agreement relating to sublicenses. Any revenues to COMPANY pursuant to such sublicense shall be treated as set forth in Article 4.

8. INDEMNIFICATION AND INSURANCE

8.1 Indemnification.

(a) Indemnity. COMPANY shall indemnify, defend, and hold harmless M.I.T., BRIGHAM, and GIST and their respective trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys fees and expenses) (collectively, “Losses”) incurred by or imposed upon any of the Indemnitees in connection with any claims, suits, actions, demands or judgments arising out of any theory of liability (including without limitation actions in the form of tort, warranty, or strict liability and regardless of

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whether such action has any factual basis) concerning any product, process, or service that is made, used, sold, imported, or performed pursuant to any right or license granted under this Agreement; provided, however, that COMPANY shall have no obligation pursuant to the foregoing with respect to any Losses to the extent that they directly result from the gross negligence or willful misconduct of any Indemnitee.

(b) Procedures. The Indemnitees agree to provide COMPANY with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement. COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to M.I.T. to defend against any such claim. The Indemnitees shall cooperate fully with COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain its own counsel, at the expense of COMPANY, if representation of such Indemnitee by the counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel. COMPANY agrees to keep M.I.T. informed of the progress in the defense and disposition of such claim and to consult with M.I.T. with regard to any proposed settlement.

8.2 Insurance. Before the first human use of a LICENSED PRODUCT for a therapeutic or diagnostic purpose, COMPANY shall obtain and carry in full force and effect commercial general liability insurance, including product liability and errors and omissions insurance which shall protect COMPANY and Indemnitees with respect to events covered by Section 8.1(a) above. Such insurance (i) shall be issued by an insurer licensed to practice in the Commonwealth of Massachusetts or an insurer pre-approved by M.I.T., such approval not to be unreasonably withheld, (ii) shall list M.I.T., BRIGHAM, and GIST as additional insureds thereunder, (iii) shall be endorsed to include product liability coverage, and (iv) shall require thirty (30) days written notice to be given to M.I.T. prior to any cancellation or material change thereof. The limits of such insurance shall not be less than [***] per occurrence with an aggregate of [***] Dollars ([***]) for bodily injury including death; [***] Dollars ([***]) per occurrence with an aggregate of [***] Dollars ([***]) for property damage; and [***] Dollars ([***]) per occurrence with an aggregate of [***] Dollars ([***]) for errors and omissions. In the alternative, COMPANY may self-insure subject to prior approval of M.I.T and the Risk Management Foundation. COMPANY shall provide M.I.T. with Certificates of Insurance evidencing compliance with this Section. COMPANY shall continue to maintain such insurance or self-insurance after the expiration or termination of this Agreement during any period in which COMPANY or any AFFILIATE or SUBLICENSEE continues (i) to make, use, or sell a product that was a LICENSED PRODUCT under this Agreement or (ii) to perform a service that was a LICENSED PROCESS under this Agreement, and thereafter for a period of five (5) years. If there is a cancellation or material change in insurance, and COMPANY does not obtain replacement insurance providing comparable coverage prior to the expiration of the thirty (30) day notice period described above, M.I.T. shall have the right to terminate this Agreement

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effective at the end of such thirty (30) day period without notice or any additional waiting periods. For clarity, this termination clause applies to any material changes in the following terms: (i) Commercial general liability insurance in amounts not less than [***] per incident and [***] annual aggregate; (ii) the naming of indemnitees as additional insureds; and (iii) product liability coverage and broad form contractual liability coverage for the company’s indemnification under Section 8.1 of this Agreement.

9. REPRESENTATIONS OR WARRANTIES.

M.I.T. hereby represents and warrants to COMPANY as of the EFFECTIVE DATE that, subject to Section 2.6 and subject to receipt of assignments from the inventors listed on Appendix D, to its knowledge (i) it has the authority to grant the licenses as granted herein; and (ii) it has not granted to any third party any rights under the PATENT RIGHTS. M.I.T.’s total liability under the representations and warranties of this Agreement shall be limited to an amount equal to the total sum that has been paid by COMPANY to M.I.T. under the provisions of Article 4 of this Agreement and any payments that have been made by COMPANY to M.I.T. for the expenses described in Section 6.3.

EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH IN THIS AGREEMENT, M.I.T., BRIGHAM, AND GIST MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. Specifically, and not to limit the foregoing, M.I.T., BRIGHAM, and GIST make no warranty or representation (i) regarding the validity or scope of the PATENT RIGHTS, and (ii) that the exploitation of the PATENT RIGHTS or any LICENSED PRODUCT or LICENSED PROCESS will not infringe any patents or other intellectual property rights of M.I.T., BRIGHAM, or GIST or of a third party.

EXCEPT FOR COMPANY’S LIABILITY UNDER SECTION 8.1, IN NO EVENT SHALL ANY PARTY, THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

10. ASSIGNMENT.

10.1 Assignment Prior to Funding Milestone. This Agreement is personal to COMPANY and no rights or obligations may be assigned by COMPANY without the prior written consent of M.I.T. prior to COMPANY’s achievement of the milestone described in Section 3.1(d).

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10.2 Assignment After Milestone. After COMPANY has achieved the milestone described in Section 3.1(d), COMPANY may assign its rights and obligations under this Agreement, without M.I.T.’s consent, to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business to which this Agreement relates; provided, however, that this Agreement shall immediately terminate if the proposed assignee fails to agree in writing to be bound by the terms and conditions of this Agreement on or before the effective date of such assignment.

11. GENERAL COMPLIANCE WITH LAWS

11.1 Compliance with Laws. COMPANY shall use reasonable commercial efforts to comply with all commercially material local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of LICENSED PRODUCTS and LICENSED PROCESSES.

11.2 Export Control. COMPANY and its AFFILIATES and SUBLICENSEES shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. COMPANY hereby gives written assurance that it will comply with, and will cause its AFFILIATES and SUBLICENSEES to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its AFFILIATES or SUBLICENSEES, and that it will indemnify, defend, and hold M.I.T., BRIGHAM, and GIST harmless (in accordance with Section 8.1) for the consequences of any such violation.

11.3 Non-Use of M.I.T., BRIGHAM, and GIST Names. COMPANY and its AFFILIATES and SUBLICENSEES shall not use the name of “Massachusetts Institute of Technology”, “Lincoln Laboratory,” “Brigham and Women’s Hospital,” “Gwangju Institute of Science & Technology” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents (collectively, “Associates,” or an individual related to a particular institution, an “Associate”), or any trademark owned by M.I.T., BRIGHAM, or GIST, or any terms of this Agreement in any promotional material or other public announcement or disclosure without the prior written consent of the applicable party, or in the case of the name of a BRIGHAM or GIST Associate, the written consent of such BRIGHAM or GIST Associate. The foregoing notwithstanding, without the consent of M.I.T., BRIGHAM or GIST, COMPANY may (i) state publicly that it is licensed by M.I.T., BRIGHAM and GIST under one or more of the patents and/or patent applications comprising the PATENT RIGHTS; (ii) state publicly that one of its founders, Robert S. Langer, is a professor at M.I.T., and (iii) make disclosures or statements required by law.

11.4 Marking of LICENSED PRODUCTS. To the extent commercially feasible and consistent with prevailing business practices, COMPANY shall mark, and shall cause its

AFFILIATES and SUBLICENSEES to mark, all LICENSED PRODUCTS that are manufactured or sold under this Agreement with the number of each issued patent under the PATENT RIGHTS that applies to such LICENSED PRODUCT.

12. TERMINATION

12.1 Voluntary Termination by COMPANY. COMPANY shall have the right to terminate this Agreement, for any reason, (i) upon at least six (6) months prior written notice to M.I.T., such notice to state the date at least six (6) months in the future upon which termination is to be effective, and (ii) upon payment of all amounts due to M.I.T. through such termination effective date.

12.2 Cessation of Business. If COMPANY ceases to carry on its business related to this Agreement, M.I.T. shall have the right to terminate this Agreement immediately upon written notice to COMPANY.

12.3 Termination by M.I.T. M.I.T. shall terminate this Agreement immediately upon written notice with no further obligation or opportunity to cure if COMPANY fails to maintain the insurance required by Section 8.2, or if COMPANY shall become insolvent, shall make an assignment for the benefit of creditors, or shall file a petition in bankruptcy.

12.4 Termination for Default.

(a) Nonpayment. In the event COMPANY fails to pay any amounts due and payable to M.I.T. hereunder, and fails to make such payments within thirty (30) days after receiving written notice of such failure, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

(b) Material Breach. In the event COMPANY commits a material breach of its obligations under this Agreement, except for breach as described in Section 12.4(a), and fails to cure that breach within sixty (60) days after receiving written notice thereof, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

12.5 Effect of Termination.

(a) Survival. The following provisions shall survive the expiration or termination of this Agreement: Articles 1, 8, 9, 13 and 15, and Sections 4.1(h), 5.2 (obligation to provide final report and payment), 5.4, 11.1, 11.2 and 12.5.

(b) Inventory. Upon the early termination of this Agreement, COMPANY and its AFFILIATES and SUBLICENSEES may complete and sell any work-in-progress and inventory of LICENSED PRODUCTS that exist as of the effective date of termination, provided that (i) COMPANY pays M.I.T. the applicable running royalty or other amounts due on such sales of LICENSED PRODUCTS in accordance with the terms and conditions of this Agreement, and (ii) COMPANY and its AFFILIATES and SUBLICENSEES shall complete and sell all work-in-progress and inventory of LICENSED PRODUCTS within six (6) months after the effective date of termination.

(c) Pre-termination Obligations. In no event shall termination of this Agreement release COMPANY, AFFILIATES, or SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

13. DISPUTE RESOLUTION.

13.1 Mandatory Procedures. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Article, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If either party fails to observe the procedures of this Article, as may be modified by their written agreement, the other party may bring an action for specific performance of these procedures in any court of competent jurisdiction.

13.2 Equitable Remedies. Although the procedures specified in this Article are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, either party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

13.3 Dispute Resolution Procedures.

(a) Mediation. In the event any dispute arising out of or relating to this Agreement remains unresolved within [***] days from the date the affected party informed the other party of such dispute, either party may initiate mediation upon written notice to the other party (“Notice Date”), whereupon both parties shall be obligated to engage in a mediation proceeding under the then current Center for Public Resources (“CPR”) Model Procedure for Mediation of Business Disputes (http://www.cpradr.org), except that specific provisions of this Article shall override inconsistent provisions of the CPR Model Procedure. The mediator will be selected from the CPR Panels of Neutrals. If the parties cannot agree upon the selection of a mediator within [***] business days after the Notice Date, then upon the request of either party, the CPR shall appoint the mediator. The parties shall attempt to resolve the dispute through mediation until the first of the following occurs: (i) the parties reach a written settlement; (ii) the mediator notifies the parties in writing that they have reached an impasse; (iii) the parties agree in writing that they have reached an impasse; or (iv) the parties have not reached a settlement within [***] days after the Notice Date.

(b) Trial Without Jury. If the parties fail to resolve the dispute through mediation, or if neither party elects to initiate mediation, each party shall have the right to pursue any other remedies legally available to resolve the dispute, provided, however, that the parties expressly waive any right to a jury trial in any legal proceeding under this Article.

13.4 Performance to Continue. Each party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or

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relating to this Agreement; provided, however, that a party may suspend performance of its undisputed obligations during any period in which the other party fails or refuses to perform its undisputed obligations. Nothing in this Article is intended to relieve COMPANY from its obligation to make undisputed payments pursuant to Articles 4 and 6 of this Agreement.

13.5 Statute of Limitations. The parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Sections 13.3(a) are pending. The parties shall cooperate in taking any actions necessary to achieve this result.

14. CONFIDENTIAL INFORMATION

14.1 Designation. CONFIDENTIAL INFORMATION that is disclosed in writing shall be marked with a legend indicating its confidential status (such as “Confidential” or “Proprietary”). CONFIDENTIAL INFORMATION that is disclosed orally or visually shall be considered confidential if designated as such prior to, during, or immediately after disclosure.

14.2 Obligations. For a period of [***] years after disclosure of any portion of CONFIDENTIAL INFORMATION, the Receiving Party shall (i) maintain such CONFIDENTIAL INFORMATION in strict confidence and shall not, without the consent of the Disclosing Party, disclose CONFIDENTIAL INFORMATION to third parties, except that the Receiving Party may disclose or permit the disclosure of any CONFIDENTIAL INFORMATION to its directors, officers, employees, consultants, and advisors who are obligated to maintain the confidential nature of such CONFIDENTIAL INFORMATION and who need to know such CONFIDENTIAL INFORMATION for the purposes of this Agreement; (ii) use such CONFIDENTIAL INFORMATION solely for the purposes of this Agreement; and (iii) allow its trustees or directors, officers, employees, consultants, and advisors to reproduce the CONFIDENTIAL INFORMATION only to the extent necessary for the purposes of this Agreement, with all such reproductions being considered CONFIDENTIAL INFORMATION. The Receiving Party shall be responsible for any unauthorized disclosure or use of CONFIDENTIAL INFORMATION by its trustees or directors, officers, employees, consultants and advisors.

14.3 Exceptions. The obligations of the Receiving Party under Section 14.2 above shall not apply to the extent that the Receiving Party can demonstrate by competent evidence that certain CONFIDENTIAL INFORMATION (i) was in the public domain prior to the time of its disclosure under this Agreement; (ii) entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party; (iii) was independently developed or discovered by the Receiving Party without use of the CONFIDENTIAL INFORMATION; (iv) is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality with respect to such CONFIDENTIAL INFORMATION;

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or (v) is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order, provided that the Disclosing Party receives reasonable prior written notice of such disclosure.

14.4 Ownership and Return. The Receiving Party acknowledges that the Disclosing Party (or any third party entrusting its own information to the Disclosing Party) claims ownership of its CONFIDENTIAL INFORMATION in the possession of the Receiving Party. Upon the expiration or termination of this Agreement, and at the request of the Disclosing Party, the Receiving Party shall return to the Disclosing Party all originals, copies, and summaries of documents, materials, and other tangible manifestations of CONFIDENTIAL INFORMATION in the possession or control of the Receiving Party, except that the Receiving Party may retain one copy of the CONFIDENTIAL INFORMATION in the possession of its legal counsel solely for the purpose of monitoring its obligations under this Agreement.

15. MISCELLANEOUS.

15.1 Notice. Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the parties:

If to MIT., all matters relating to the license:

Massachusetts Institute of Technology

Technology Licensing Office, Room NE25-230

Five Cambridge Center, Kendall Square

Cambridge, MA 02142-1493

Attention: Director

Tel: 617-253-6966

Fax: 617-258-6790

If to M.I.T., relating to any equity action after the initial issuance of shares:

Massachusetts Institute of Technology

Treasurer’s Office

238 Main Street

Cambridge, MA 02142

Attention: Philip Rotner

Tel: 617-253-5422

Fax: 617-258-6676

If to COMPANY:	BIND Biosciences, Inc. 101 Binney Street Cambridge, MA 02142 Attention: President Tel: 617-491-3400 Fax: 617-491-0351

All notices under this Agreement shall be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other party in the manner provided in this Section.

15.2 Governing Law. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

15.3 Force Majeure. Neither party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fire, explosion, flood, war, acts of terrorism, strike, riot, or action, inaction or delay by any governmental authority, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

15.4 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

15.5 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent. If the parties fail to reach a modified agreement within thirty (30) days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 13. While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the parties.

15.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

15.7 Headings. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

15.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

IN WITNESS WHEREOF, the parties have caused this Exclusive Patent License Agreement to be executed by their duly authorized representatives.

The EFFECTIVE DATE of this Agreement is June 30, 2007.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		BIND BIOSCIENCES, INC.

By:	/s/ Lita Nelson	By:	/s/ Glenn Batchelder
Name:	Lita Nelson	Name:	Glenn Batchelder
Title:	Director, Technology License Office	Title:	President and Chief Executive Officer

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

By:	/s/ Claude R. Canizares
Name:	Claude R. Canizares, Ph.D.
Title:	Bruno Rossi Professor of Experimental Physics, Vice President for Research, and Associate Provost

APPENDIX A

List of Patent Applications and Patents

I.	United States Patents and Applications

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II.	International (non-U.S.) Patents and Applications

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APPENDIX B

List of Countries (excluding United States) for which

PATENT RIGHTS Applications Will Be Filed, Prosecuted and Maintained

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APPENDIX C

LIST OF M.I.T. HOLDERS AND EQUITY SHARE PERCENTAGE

Name/Address of M.I.T. Holder	Number of Shares	% Total Shares

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EXHIBIT A

CONFLICT AVOIDANCE STATEMENT

Name: Robert S. Langer

Dept. or Lab.: Department of Chemical Engineering

Company: BIND Biosciences, Inc.

Address: 100 Winter Street, Suite 3350, Waltham, MA 02451

Licensed Technology:

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Because of the M.I.T. license granted to the above company and my equity* position and continuing relationship with this company. I acknowledge the potential for a possible conflict of interest between the performance of research at M.I.T. and my contractual or other obligations to this company. Therefore, I will not:

1)	use students at M.I.T. for research and development projects for the company;

2)	restrict or delay access to information from my M.I.T. research;

3)	take direct or indirect research support from the company in order to support my activities at M.I.T.; or

4)	employ students at the company, except in accordance with Section 4.5.2, “Faculty and Students,” in the Policies and Procedures Guide.

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In addition, in order to avoid the appearance of a conflict, I will attempt to differentiate clearly between the intellectual directions of my M.I.T. research and my contributions to the company. To that end, I will expressly inform my department head/laboratory director annually of the general nature of my activities on behalf of the company.

Signed:	/s/ Robert S. Langer, Jr.
Robert S. Langer, Jr.

Date:	7/20/07

Approved by: /s/ illegible

Name (print):

(Dept. Head or Lab Dir)

*	“Equity” includes stock, options, warrants or other financial instruments convertible into stock, which are directly or indirectly controlled by the inventor.

EXHIBIT B

INVENTOR/AUTHOR ACKNOWLEDGMENT

OF NO EQUITY DISTRIBUTION

Form Version 8/22/01

In partial reliance on the undersigned’s execution of this Acknowledgment, M.I.T. has entered into the license agreement to which this Acknowledgment is attached (the “LICENSE”) in which COMPANY received certain licenses to the technology listed below, on some or all of which the undersigned is a listed inventor or author. The undersigned, independently of the LICENSE, has received or will soon acquire equity in BIND Biosciences, Inc. (“COMPANY”), and, in accordance with M.I.T.’s licensing policies contained in M.I.T.’s Guide to the Ownership, Distribution and Commercial Development of M.I.T. Technology, as that policy may be amended from time to time (specifically §4.2.5 as of this Form Version date), the undersigned, on his/her own behalf and on behalf of his/her heirs and assigns, acknowledges and agrees that he/she has no right to receive any share of equity income received by M.I.T. in consideration for the LICENSE.

Technology Licensed as of the EFFECTIVE DATE of the LICENSE:

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Witness:	/s/ illegible	Signed:	/s/ Robert Langer

		Print Name:	Robert Langer

		Date:	7/20/07

FIRST AMENDMENT

This First Amendment, effective as of the date set forth above the signatures of the parties below, is between the Massachusetts Institute of Technology, a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139 (“M.I.T.”), and BIND Biosciences, Inc., a Delaware corporation having its principal place of business at 101 Binney Street, Cambridge, MA 02142 (“COMPANY”), and amends the Exclusive Patent License Agreement dated June 30, 2007 (the “License Agreement”).

WHEREAS, therapeutic and prophylactic vaccines were specifically excluded from the definition of THERAPEUTIC LICENSED PRODUCT under the License Agreement;

WHEREAS, M.I.T. will exclusively license, upon execution of this First Amendment, to Selecta Biosciences, Inc. (“Selecta”) certain of the PATENT RIGHTS, as described on Appendix 1 (the “Common Patent Rights”), to develop and commercialize therapeutic and/or prophylactic vaccines (the “Selecta License Agreement”, and together with the License Agreement, the “License Agreements”);

WHEREAS, each of the License Agreements provides certain rights for COMPANY and Selecta, respectively, to add IMPROVEMENTS (as defined in each of the License Agreements) to the Common Patent Rights and any such IMPROVEMENTS elected by both COMPANY and Selecta to be included under their respective License Agreements shall be automatically included in the definition of Common Patent Rights under this First Amendment; and

WHEREAS, the parties desire to address the treatment under the License Agreement of SUBLICENSE INCOME received by COMPANY pursuant to any agreements in which COMPANY sublicenses its rights under the Common Patent Rights to Selecta;

WHEREAS, [***] participated in strategy discussions related to [***];

WHEREAS, [***]; and

WHEREAS, [***] has agreed to assign ownership rights to the intellectual property in [***] to M.I.T. and The Brigham and Women’s Hospital.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, M.I.T. and COMPANY hereby agree as follows:

1. Section 2.1, License Grants, of the License Agreement shall be amended to read in its entirety as follows:

License Grants. Subject to the terms of this Agreement, M.I.T. hereby grants to COMPANY and its AFFILIATES for the TERM in the TERRITORY a royalty-bearing license

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under the PATENT RIGHTS to (i) develop, make, have made, use, sell, offer to sell, lease, and import THERAPEUTIC LICENSED PRODUCTS and DIAGNOSTIC LICENSED PRODUCTS in the DISEASE FIELDS; (ii) develop, make, have made, use, sell, offer to sell, lease, and import REAGENT LICENSED PRODUCTS; and (iii) develop and perform LICENSED PROCESSES except, solely, to develop, make, have made, use, sell, offer to sell, lease, and import any product that is solely a therapeutic or prophylactic vaccine, unless earlier terminated per the terms of this Agreement. For clarification, M.I.T. has the right to grant exclusive licenses to third parties under the PATENT RIGHTS to develop, make, have made, use, sell, offer to sell, lease, and import any product that is solely a therapeutic or prophylactic vaccine and to develop and perform LICENSED PROCESSES solely to develop, make, have made, use, sell, offer to sell, lease and import any product that is solely a therapeutic or prophylactic vaccine.

2. The first paragraph of Section 2.3, Exclusivity, of the License Agreement shall be amended to read in its entirety as follows:

Exclusivity. In order to establish an exclusive period for COMPANY and its AFFILIATES, M.I.T. agrees that, subject to Sections 2.2, 2.6, 3.1(g) and 3.1(h), it shall not grant any other license under the PATENT RIGHTS (except M.I.T. Case No. 7856, “Sub 100Nm Biodegradable Polymer Spheres Capable Of Releasing Nucleic Acids”) to develop, make, have made, use, sell, offer to sell, lease or import THERAPEUTIC LICENSED PRODUCTS or DIAGNOSTIC LICENSED PRODUCTS in the DISEASE FIELDS in the TERRITORY during the TERM, or to develop or perform LICENSED PROCESSES, other than solely to develop, make, have made, use, sell, offer to sell, lease, or import any product that is solely a therapeutic or prophylactic vaccine, in the DISEASE FIELDS in the TERRITORY during the TERM, unless earlier terminated per the terms of this Agreement.

3. M.I.T. and COMPANY hereby agree that, for the purposes of Section 4.1(d) of the License Agreement, solely with respect to SUBLICENSE INCOME received by COMPANY or AFFLIATES from Selecta in consideration of a sublicense solely to the Common Patent Rights, COMPANY shall pay M.I.T. a percentage of all such SUBLICENSE INCOME according to the schedule below. For sublicenses executed:

(i) After [***] and [***];

(ii) [***].

For clarity, any SUBLICENSE INCOME received by COMPANY or AFFILIATES from Selecta in consideration of a sublicense to PATENT RIGHTS other than the Common Patent Rights shall be shared with M.I.T. in accordance with the terms set forth in Section 4.1(d) of the License Agreement.

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4. Section 8.1(a), Indemnity, of the License Agreement shall be amended to read in its entirety as follows:

Indemnity. COMPANY shall indemnify, defend, and hold harmless M.I.T., BRIGHAM, and GIST and their respective directors, affiliates, trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys fees and expenses) (collectively, “Losses”) incurred by or imposed upon any of the Indemnitees in connection with any claims, suits, actions, demands or judgments arising out of any theory of liability (including without limitation actions in the form of tort, warranty, or strict liability and regardless of whether such action has any factual basis) concerning any product, process, or service that is made, used, sold, imported, or performed pursuant to any right or license granted under this Agreement; provided, however, that COMPANY shall have no obligation pursuant to the foregoing with respect to any Losses to the extent that they directly result from the gross negligence or willful misconduct of any Indemnitee.

5. The parties hereby agree that [***] shall promptly execute assignments to assign ownership rights to the intellectual property in [***] to M.I.T. and the Brigham and Women’s Hospital.

6. The parties hereby agree that [***], as an inventor of [***] and an employee of COMPANY, shall assign his rights in [***] to COMPANY. In addition, the parties hereby agree that M.I.T. and COMPANY shall promptly instruct their patent counsel to: (i) [***].

7. COMPANY shall promptly reimburse M.I.T. for all fees and costs, including attorney’s fees, relating to the filing, prosecution and maintenance of [***] of invoicing. As of November 17, 2008, M.I.T. has incurred approximately [***] for such patent-related fees and costs.

8. Capitalized terms used herein and not defined shall have the meanings set forth in the License Agreement. Except as specifically modified or amended hereby, all other terms and conditions of the License Agreement shall remain unchanged and in full force and effect.

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IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed under seal by their duly authorized representatives.

The Effective Date of this First Amendment is November 24, 2008.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		BIND BIOSCIENCES, INC.

By:	/s/ John A. Turner, Jr.	By:	/s/ Glenn Batchelder
Name:	JOHN A. TURNER, JR.	Name:	GLENN BATCHELDER

Title:	ASSOCIATE DIRECTOR TECHNOLOGY LICENSING OFFICE	Title:	CEO

APPENDIX 1

Common Patent Rights

I.	United States Patents and Applications

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II.	International (non-U.S.) Patents and Applications

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March 18, 2013

Massachusetts Institute of Technology

Technology Licensing Office, Rm NE18-501

One Cambridge Center, Kendall Square

Cambridge, MA 02142-1601

BIND Biosciences, Inc.

325 Vassar Street

Cambridge, MA 02139

RE:	MIT – BIND Biosciences, Inc. Exclusive Patent License Agreement

(MIT License Agreement [***])

This letter amendment (“Letter Amendment”) is in reference to the Exclusive Patent License Agreement by and between the Massachusetts Institute of Technology (“MIT”) and BIND Biosciences, Inc. (“BIND”), effective June 30, 2007, as amended by the First Amendment between MIT and BIND dated November 24, 2008 (“MIT License Agreement”). Capitalized terms that are used but not otherwise defined herein shall have the meanings given to such terms in the MIT License Agreement.

As we have discussed, MIT understands that COMPANY intends to enter into a Research, Option and License Agreement with Pfizer Inc., a corporation duly organized and validly existing under the laws of Delaware (“PFIZER”) (“PFIZER Research, Option and License Agreement”), pursuant to which, among other things, COMPANY will grant a sublicense of certain of its rights under the MIT License Agreement to PFIZER in accordance with Section 2.4 of the MIT License Agreement (the “PFIZER Sublicensed Rights”) and a license under other relevant patent rights and know-how controlled by COMPANY pursuant to the terms and conditions therein.

In connection with the execution of the PFIZER Research, Option and License Agreement, COMPANY and MIT hereby agree as follows:

1. Right for PFIZER to Grant Sublicenses. With regard to Section 2.4 of the MIT License Agreement, the parties hereby agree that COMPANY may grant solely to PFIZER, pursuant to the PFIZER Research, Option and License Agreement, the right to grant sublicenses of the PFIZER Sublicensed Rights on the following terms and conditions (each a “Permitted PFIZER Sublicense”):

a.	PFIZER shall be entitled to grant sublicenses through multiple tiers under the PFIZER Sublicensed Rights to Sublicensees, as those parties are defined in the PFIZER License Agreement (each a “Permitted PFIZER Sublicensee” for the purposes of this Letter Amendment).

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b.	PFIZER and each Permitted PFIZER Sublicensee shall be considered a “SUBLICENSEE” for the purposes of the MIT License Agreement. For the avoidance of doubt, and not in limitation of the foregoing or any other provisions of the MIT License Agreement, any consideration that COMPANY or an AFFILIATE receives from a SUBLICENSEE in consideration of the sublicense of the licenses and rights granted COMPANY and AFFILIATES under Section 2.1 (including without limitation the sublicense of such rights under a Permitted PFIZER Sublicense) shall be considered SUBLICENSE INCOME. In accordance with Section 4.1(d) of the MIT License Agreement, COMPANY hereby agrees to pay MIT [***] of all SUBLICENSE INCOME related to the PFIZER Research, Option and License Agreement and Permitted PFIZER Sublicenses.

c.	In the event that non-monetary consideration is received by COMPANY or its AFFILIATES for the PFIZER Research, Option and License Agreement or a Permitted PFIZER Sublicense, SUBLICENSE INCOME shall be calculated based on and shall include the fair market value of such non-monetary consideration, including all elements of such consideration.

d.	Any agreement pursuant to which PFIZER grants a sublicense of the PFIZER Sublicensed Rights (a “PFIZER Sublicense Agreement”) shall satisfy the requirements of Section 2.4 of the MIT License Agreement; notwithstanding and without limiting the foregoing, any PFIZER Sublicense Agreement shall include terms that are sufficient to enable COMPANY to comply with the MIT License Agreement.

e.	Except for sublicenses granted by PFIZER to third party service providers, COMPANY shall, and ensures that PFIZER shall, (i) furnish MIT with a fully signed photocopy of any PFIZER Sublicense Agreement promptly after it is executed, and (ii) deliver to MIT reports containing the information described in Article 5 of the MIT License Agreement with respect to Permitted PFIZER Sublicensees. Notwithstanding the foregoing, COMPANY shall use best efforts to ensure that MIT receives a copy of any sublicenses granted by PFIZER to a third party service provider upon request by MIT.

2. Pfizer Upfront Payments to BIND. The parties acknowledge and agree that SUBLICENSE INCOME shall include, without limitation, the Initial License Fee and the Option Fees, set forth in Sections 8.1 and 8.2, respectively, of the PFIZER Research, Option and License Agreement.

3. MIT License Agreement. Except as expressly modified by this Letter Amendment, the MIT License Agreement shall remain unchanged and in full force and effect in accordance with its terms.

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4. Assignment. COMPANY shall have the right to assign this letter amendment only in connection with both (a) any assignment by COMPANY of the MIT License Agreement as set forth in, and permitted by, Article 10 of the MIT License Agreement and (b) any assignment by COMPANY of the PFIZER Research, Option and License Agreement as set forth in, and permitted by, Section 15.1 of the PFIZER Research, Option and License Agreement.

5. Counterparts. This Letter Amendment, or any part thereof requiring signing by the parties, may be executed in separate counterparts, each of which shall be an original as against any party whose signature appears thereon but all of which together shall constitute one and the same instrument. A facsimile transmission of the signed Letter Amendment, and those parts thereof requiring signing by the parties, shall be legal and binding on the parties.

This Letter Amendment is signed below by authorized representatives of M.I.T. and BIND respectively indicating the parties’ acceptance of the terms and conditions of this Letter Amendment.

AGREED AND ACCEPTED:		AGREED AND ACCEPTED:
Massachusetts Institute of Technology		BIND Biosciences, Inc.

/s/ Lita L. Nelsen		/s/ Scott Minick
By:	LITA L. NELSEN, DIRECTOR	By:	CEO
Title:	TECHNOLOGY LICENSING OFFICE	Title:	3/18/13